- ------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 28, 1999





                              THE PROVIDENT BANK
                              ------------------
            (Exact name of registrant as specified in its charter)


               Ohio                 333-81675                  31-0412725
- ---------------------------    ----------------------   ----------------------
State or Other Jurisdiction      (Commission File         (I.R.S. Employer
     of Incorporation)                Number)             Identification No.)

  One East Fourth Street
      Cincinnati, Ohio                                           45202
- ---------------------------                             ----------------------
  (Address of Principal                                        (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------

- ------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
- ------------------------

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.                   Description
     ----------                    -----------

         25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference herein.)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE PROVIDENT BANK


                                          By:     /s/ Kevin Shea
                                              -----------------------
                                              Name:   Kevin Shea
                                              Title:  Vice President



Dated:  September 28, 1999

Exhibit Index
- -------------


Exhibit                                                           Page
- -------                                                           ----

25  Form T-1........................................................6

                                  EXHIBIT 25


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

            ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                             41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                     PROVIDENT HOME EQUITY LOAN TRUST 1999-A
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     PENDING
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

C/O NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
11000 BROKEN LAND PARKWAY
COLUMBIA, MARYLAND                                           21044
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
                  PROVIDENT HOME EQUITY LOAN TRUST TRUST 1999-A
               HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 1999-A
                       (Title of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Treasury Department
                      Washington, D.C.

                      Federal Deposit Insurance Corporation
                      Washington, D.C.

                      The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                      The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.    Not applicable.

Item 16.  List of Exhibits.   List below all exhibits filed as a part of this
                              Statement of Eligibility.  Norwest Bank
                              incorporates by reference into this Form T-1 the exhibits attached hereto.

          Exhibit 1.   a.     A copy of the Articles of Association of the
                              trustee now in effect.*

          Exhibit 2.   a.     A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                              Northwestern National Bank of Minneapolis.*

                       b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                       c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                       d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                       e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.     Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.
















* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-43005.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 24th day of September, 1999.






                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION


                                   /s/ Randall S. Reider
                                   ------------------------
                                   Randall S. Reider
                                   Assistant Vice President

                                    EXHIBIT 6




September 24, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                   Very truly yours,

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION


                                   /s/ Randall S. Reider
                                   ------------------------
                                   Randall S. Reider
                                   Assistant Vice President